UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 16, 2007
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52681	25-1618281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	333-28751 (Commission File Number)	39-1580331 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.
On November 16, 2007, Neenah Foundry Company (“Neenah”) and its indirect parent, Neenah Enterprises, Inc. (“NEI”, and together with Neenah, the “Company”), announced a restructuring plan intended to reduce costs and improve general operating efficiencies. The restructuring will primarily consist of salaried headcount reductions at the Company’s operating facilities. In connection with the restructuring plan, the Company expects to incur employee termination costs of approximately $1,250,000 to $1,750,000 which will be recognized as a pre-tax charge during the first quarter of fiscal 2008.
A copy of the press release announcing the restructuring is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company also announced that William M. Barrett, the Company’s former President and Chief Executive Officer and currently the Executive Chairman of the Board of Directors, has informed the Board of his intention to retire as an employee of the Company, effective November 21, 2007. Upon his retirement, Mr. Barrett will become non-executive Chairman of the Board. Mr. Barrett will no longer receive a base salary pursuant to his employment agreement, but will be entitled to receive payments under the Company’s outside director compensation program and will receive the title to the Company automobile that he currently uses. Under the Company’s outside director compensation program, outside directors are entitled to the following payments: $60,000 annual cash retainer; $15,000 annual chair retainer for each board committee; $10,000 annual member retainer for each board committee; and $40,000 annual award of restricted stock units (payable solely in NEI common stock).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 16, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.
Date: November 16, 2007	/s/ Gary W. LaChey
	Name:	Gary W. LaChey
	Title:	Corporate Vice President - Finance and Chief Financial Officer

NEENAH FOUNDRY COMPANY
Date: November 16, 2007	/s/ Gary W. LaChey
	Name:	Gary W. LaChey
	Title:	Corporate Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 16, 2007

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